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Exhibit 10.2

Addendum No. 1

to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2007

issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

        It Is Hereby Agreed, effective January 1,2007, that Safety Property and Casualty Insurance Company, Boston, Massachusetts, shall be added as a named reinsured company under this Contract. The word "Company," wherever it appears in this Contract, shall refer collectively to "Safety Insurance Company, Safety Indemnity Insurance Company, and Safety Property and Casualty Insurance Company, all of Boston, Massachusetts."

        The provisions of this Contract shall remain otherwise unchanged.

        In Witness Whereof, the Company by its duly authorized representative has executed this Addendum as of the date undermentioned at:

        Boston, Massachusetts, this 11 day of January in the year 2007.

/s/ Edward N. Patrick, Jr. Safety Insurance Company Safety Indemnity Insurance Company Safety Property and Casualty Insurance Company

Addendum No. 1

to the

Interests and Liabilities Agreement

of

American Agricultural Insurance Company
Indianapolis, Indiana
 (hereinafter referred to as the "Subscribing Reinsurer")

with respect to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2007

issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

        The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective January 1, 2007.

        In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

        Columbus, Ohio, this 24th day of January in the year 2007.

/s/ Virgil R. Maxwell American Agricultural Insurance Company
Virgil R. Maxwell Vice President-Domestic Underwriting

Addendum No. 1

to the

Interests and Liabilities Agreement

of

Amlin Bermuda Limited
Hamilton, Bermuda
 (hereinafter referred to as the "Subscribing Reinsurer")

with respect to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2007

issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

        The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective January 1, 2007.

        In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

        Hamilton, Bermuda, this 26th day of March in the year 2007.

/s/ [Illegible] Amlin Bermuda Limited

Addendum No. 1

to the

Interests and Liabilities Agreement

of

Aspen Insurance UK Limited
London, England
by
Aspen Insurance Limited
Hamilton, Bermuda
 (hereinafter referred to as the "Subscribing Reinsurer")

with respect to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2007

issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

        The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective January 1, 2007.

        In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

        Hamilton, Bermuda, this 8th day of February in the year 2007.

/s/ [Illegible] Aspen Insurance Limited (for and on behalf of Aspen Insurance UK Limited)

Addendum No. 1

to the

Interests and Liabilities Agreement

of

AXA RE
Paris, France
 (hereinafter referred to as the "Subscribing Reinsurer")

with respect to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2007

issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

        The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective January 1, 2007.

        In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

        Paris, France, this day of in the year 2007.

/s/ [Illegible] AXA RE 14 MARS 2007

Addendum No. 1

to the

Interests and Liabilities Agreement

of

Catlin Insurance Company Ltd.
Hamilton, Bermuda
 (hereinafter referred to as the "Subscribing Reinsurer")

with respect to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2007

issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

        The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective January 1, 2007.

        In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

        Hamilton, Bermuda, this 31st day of January in the year 2007.

/s/ [Illegible] Catlin Insurance Company Ltd.

Addendum No. 1

to the

Interests and Liabilities Agreement

of

DaVinci Reinsurance Ltd.
Hamilton, Bermuda
 (hereinafter referred to as the "Subscribing Reinsurer")

with respect to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2007

issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

        The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective January 1, 2007.

        In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

        Hamilton, Bermuda, this 1 day of February in the year 2007.

/s/ [Illegible] DaVinci Reinsurance Ltd.

Addendum No. 1

to the

Interests and Liabilities Agreement

of

Endurance Specialty Insurance Ltd.
Hamilton, Bermuda
 (hereinafter referred to as the "Subscribing Reinsurer")

with respect to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2007

issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

        The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective January 1, 2007.

        In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

        Hamilton, Bermuda, this 21st day of March in the year 2007.

/s/ [Illegible] Endurance Specialty Insurance Ltd.

Addendum No. 1

to the

Interests and Liabilities Agreement

of

Folksamerica Reinsurance Company
New York, New York
 (hereinafter referred to as the "Subscribing Reinsurer")

with respect to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2007

issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

        The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective January 1, 2007.

        In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

        New York, New York, this 23rd day of March in the year 2007.

/s/ Kevin L. McCune Folksamerica Reinsurance Company

Addendum No. 1

to the

Interests and Liabilities Agreement

of

Hannover Re (Bermuda), Ltd.
Hamilton, Bermuda
 (hereinafter referred to as the "Subscribing Reinsurer")

with respect to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2007

issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

        The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective January 1, 2007.

        In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

        Hamilton, Bermuda, this 24th day of January in the year 2007.

/s/ [Illegible] Hannover Re (Bermuda), Ltd.

Addendum No. 1

to the

Interests and Liabilities Agreement

of

Harbor Point Re Limited
Hamilton, Bermuda
 (hereinafter referred to as the "Subscribing Reinsurer")

with respect to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2007

issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

The Subscribing Reinsurer hereby accepts Addendum No.1, as duly executed by the Company, as part of the Contract, effective January 1, 2007.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Hamilton, Bermuda, this 29 day of January in the year 2007.

/s/ [ILLEGIBLE] Harbor Point Re Limited

Addendum No. 1

to the

Interests and Liabilities Agreement

of

Mapfre Re Compania de Reaseguros, S.A.
Madrid, Spain
 (hereinafter referred to as the "Subscribing Reinsurer")

with respect to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2007

issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

The Subscribing Reinsurer hereby accepts Addendum No.1, as duly executed by the Company, as part of the Contract, effective January 1, 2007.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Madrid, Spain, this 7th day of February in the year 2007.

/s/ [ILLEGIBLE] Mapfre Re Compania de Reaseguros, S.A.

Addendum No. 1

to the

Interests and Liabilities Agreement

of

Montpelier Reinsurance Limited
Hamilton, Bermuda
 (hereinafter referred to as the "Subscribing Reinsurer")
with respect to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2007

issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

The Subscribing Reinsurer hereby accepts Addendum No.1, as duly executed by the Company, as part of the Contract, effective January 1, 2007.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Hamilton, Bermuda, this 31st day of January in the year 2007.

/s/ [ILLEGIBLE] Montpelier Reinsurance Limited

Addendum No. 1

to the

Interests and Liabilities Agreement

of

Munich Reinsurance America, Inc.
 (hereinafter referred to as the "Subscribing Reinsurer")

with respect to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2007

issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

The Subscribing Reinsurer hereby accepts Addendum No.1, as duly executed by the Company, as part of the Contract, effective January 1, 2007.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Princeton, New Jersey, this 2nd day of February in the year 2007.

/s/ [ILLEGIBLE] Munich Reinsurance America, Inc.

Addendum No. 1

to the

Interests and Liabilities Agreement

of

Odyssey America Reinsurance Corporation
Stamford, Connecticut
 (hereinafter referred to as the "Subscribing Reinsurer")

with respect to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2007

issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

The Subscribing Reinsurer hereby accepts Addendum No.1, as duly executed by the Company, as part of the Contract, effective January 1, 2007.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Stamford, Connecticut, this 25th day of January in the year 2007.

/s/ GREGORY VALENTI Odyssey America Reinsurance Corporation

Addendum No. 1

to the

Interests and Liabilities Agreement

of

Partner Reinsurance Company Ltd.
Pembroke, Bermuda
 (hereinafter referred to as the "Subscribing Reinsurer")

with respect to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2007

issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

The Subscribing Reinsurer hereby accepts Addendum No.1, as duly executed by the Company, as part of the Contract, effective January 1, 2007.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Pembroke, Bermuda, this 25th day of January in the year 2007.

/s/ [ILLEGIBLE] Partner Reinsurance Company Ltd.

Addendum No.1

to the

Interests and Liabilities Agreement

of

Platinum Underwriters Bermuda, Ltd.
Hamilton, Bermuda
 (hereinafter referred to as the "Subscribing Reinsurer")

with respect to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2007

issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

The Subscribing Reinsurer hereby accepts Addendum No.1, as duly executed by the Company, as part of the Contract, effective January 1, 2007.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Hamilton, Bermuda, this 6th day of February in the year 2007.

/s/ CHRIS CAPONIGRO Platinum Underwriters Bermuda, Ltd.

Addendum No. 1

to the

Interests and Liabilities Agreement

of

QBE Reinsurance Corporation
Philadelphia, Pennsylvania
 (hereinafter referred to as the "Subscribing Reinsurer")

with respect to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2007

issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

The Subscribing Reinsurer hereby accepts Addendum No.1, as duly executed by the Company, as part of the Contract, effective January 1, 2007.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

New York, New York, this 30th day of January in the year 2007.

/s/ [ILLEGIBLE] QBE Reinsurance Corporation

Addendum No. 1

to the

Interests and Liabilities Agreement

of

Renaissance Reinsurance, Ltd.
Hamilton, Bermuda
 (hereinafter referred to as the "Subscribing Reinsurer")

with respect to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2007

issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

The Subscribing Reinsurer hereby accepts Addendum No.1, as duly executed by the Company, as part of the Contract, effective January 1, 2007.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Hamilton, Bermuda, this 1 day of February in the year 2007.

/s/ [ILLEGIBLE] Renaissance Reinsurance, Ltd.

Addendum No. 1

to the

Interests and Liabilities Agreement

of

Swiss Reinsurance America Corporation
Armonk, New York
through
Swiss Re Underwriters Agency, Inc.
Calabasas, California
 (hereinafter referred to as the "Subscribing Reinsurer")

with respect to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2007

issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

The Subscribing Reinsurer hereby accepts Addendum No.1, as duly executed by the Company, as part of the Contract, effective January 1, 2007.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Calabasas, California, this 12th day of February in the year 2007.

/s/ [ILLEGIBLE] Swiss Re Underwriters Agency, Inc. (for Swiss Reinsurance America Corporation)

Addendum No.1

to the

Interests and Liabilities Agreement

of

XL Re Ltd
Hamilton, Bermuda
 (hereinafter referred to as the "Subscribing Reinsurer")

with respect to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2007

issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

The Subscribing Reinsurer hereby accepts Addendum No.1, as duly executed by the Company, as part of the Contract, effective January 1, 2007.

In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Hamilton, Bermuda, this 8th day of March in the year 2007.

/s/ [ILLEGIBLE] XL Re Ltd

Addendum No. 1

to the

Interests and Liabilities Agreement

of

Certain Underwriting Members of Lloyds
shown in the Signing Schedules attached hereto
 (hereinafter referred to as the "Subscribing Reinsurer')

with respect to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2007

issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts
 (hereinafter referred to as the "Company")

The Subscribing Reinsurer hereby accepts Addendum No.1, as duly executed by the Company, as part of the Contract, effective January 1, 2007.

Signed for and on behalf of the Subscribing Reinsurer in the Signing Schedules attached hereto.

Addendum No. 1

to the

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2007

issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

It Is Hereby Agreed, effective January 1,2007, that Safety Property and Casualty Insurance Company, Boston, Massachusetts, shall be added as a named reinsured company under this Contract. The word "Company," wherever it appears in this Contract, shall refer collectively to "Safety Insurance Company, Safety Indemnity Insurance Company, and Safety Property and Casualty Insurance Company, all of Boston, Massachusetts."

The provisions of this Contract shall remain otherwise unchanged.

In Witness Whereof, the Company by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Boston, Massachusetts, this 11 day of January in the year 2007.

/s/ EDWARD N. PATRICK, JR. Safety Insurance Company Safety Indemnity Insurance Company Safety Property and Casualty Insurance Company

(Revised: January 1, 2007)

Excess Catastrophe
Reinsurance Contract
Effective: January 1, 2007

issued to

Safety Insurance Company
Safety Indemnity Insurance Company
and
Safety Property and Casualty Insurance Company
all of Boston, Massachusetts

Second Excess Catastrophe Reinsurance

Reinsurers	Participations
American Agricultural Insurance Company	0.900%
Aspen Insurance Limited (for and on behalf of Aspen Insurance UK Limited)	1.000
Catlin Insurance Company Ltd.	1.500
DaVinci Reinsurance Ltd.	2.000
Endurance Specialty Insurance Ltd.	3.500
Folksamerica Reinsurance Company	2.000
Hannover Re (Bermuda), Ltd.	6.500
Harbor Point Re Limited	1.500
Mapfre Re Compania de Reaseguros, S.A.	0.500
Montpelier Reinsurance Limited	5.000
Munich Reinsurance America, Inc.	3.000
Odyssey America Reinsurance Corporation	3.000
Partner Reinsurance Company Ltd.	2.700
Platinum Underwriters Bermuda, Ltd.	4.500
aBE Reinsurance Corporation	0.250
Renaissance Reinsurance, Ltd.	4.000
Swiss Re Underwriters Agency, Inc. (for Swiss Reinsurance America Corporation)	5.648
XL Re Ltd	6.000
Through Benfield Limited (Placement Only)
Amlin Bermuda Limited	1.000
AXA RE	0.250
Through Benfield Limited
Lloyd's Underwriters Per Signing Schedule	26.952
Total	81.700% part of 100% share in the interests and liabilities of the "Reinsurer"

Third Excess Catastrophe Reinsurance

Reinsurers	Participations
American Agricultural Insurance Company	0.900%
Aspen Insurance Limited (for and on behalf of Aspen Insurance UK Limited)	1.000
Catlin Insurance Company Ltd.	1.500
DaVinci Reinsurance Ltd.	2.000
Endurance Specialty Insurance Ltd.	3.500
Folksamerica Reinsurance Company	2.000
Hannover Re (Bermuda), Ltd.	7.000
Harbor Point Re Limited	1.500
Mapfre Re Compania de Reaseguros, S.A.	0.500
Montpelier Reinsurance Limited	5.000
Munich Reinsurance America, Inc.	3.000
Odyssey America Reinsurance Corporation	3.000
Partner Reinsurance Company Ltd.	2.700
Platinum Underwriters Bermuda, Ltd.	4.500
aBE Reinsurance Corporation	0.250
Renaissance Reinsurance, Ltd.	4.000
Swiss Re Underwriters Agency, Inc. (for Swiss Reinsurance America Corporation)	6.315
XL Re Ltd	6.000
Through Benfield Limited (Placement Only)
Amlin Bermuda Limited	1.000
AXARE	0.250
Through Benfield Limited
Lloyd's Underwriters Per Signing Schedule	24.885
Total	80.800% part of 100% share in the interests and liabilities of the "Reinsurer"

Fourth Excess Catastrophe Reinsurance

Reinsurers	Participations
Catlin Insurance Company Ltd.	1.000%
DaVinci Reinsurance Ltd.	1.700
Endurance Specialty Insurance Ltd.	5.000
Harbor Point Re Limited	1.500
Montpelier Reinsurance Limited	3.000
Munich Reinsurance America, Inc.	2.000
Odyssey America Reinsurance Corporation	2.000
Partner Reinsurance Company Ltd.	1.600
Platinum Underwriters Bermuda, Ltd.	3.000
Renaissance Reinsurance, Ltd.	3.300
Swiss Re Underwriters Agency, Inc. (for Swiss Reinsurance America Corporation)	5.000
XL Re Ltd	4.000
Through Benfield Limited
Lloyd's Underwriters Per Signing Schedule	14.400
Total	47.500% part of 100% share in the interests and liabilities of the "Reinsurer"

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  Exhibit 10.2